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                                                                  EXHIBIT 23.2


                                 CERTIFICATION

            PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     The undersigned, Donald C. Wood, the President and Chief Executive Officer of Federal Realty Investment Trust (the "Company"), has executed this certification in connection with the filing with the Securities and Exchange Commission of the Company's Savings and Retirement 401(K) Plan (the "Plan") Annual Report on Form 11-K for the period ending December 31, 2002, (the "Report"). The undersigned hereby certifies that:

     (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the Report fairly presents, in all material respects, the net assets available for plan benefits and the changes in net assets available for plan benefits of the Plan


                                  ------------------------------------------
June 30, 2003                     /s/ Donald C. Wood
                                  Donald C. Wood, President, Chief Executive
                                  Officer and Trustee (Principal
                                  Executive Officer)

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                                 CERTIFICATION

            PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     The undersigned, Larry E. Finger, the Senior Vice President and Chief Financial Officer of Federal Realty Investment Trust (the "Company"), has executed this certification in connection with the filing with the Securities and Exchange Commission of the Company's Savings and Retirement 401(K) Plan (the "Plan") Annual Report on Form 11-K for the period ending December 31, 2002 (the "Report"). The undersigned hereby certifies that:

     (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the Report fairly presents, in all material respects, the net assets available for plan benefits and the changes in net assets available for plan benefits of the Plan


                               ------------------------------------------
June 30, 2003                  /s/ Larry E. Finger
                               Larry E. Finger, Senior Vice President and
                               Financial Officer (Principal Accounting Officer)